UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2017
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1717 Main Street, Suite 2000, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(972) 421-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.
On May 10, 2017, Invitation Homes Inc. (the "Company”) announced that on May 9, 2017, pursuant to the terms of the Loan Agreement, dated as of November 12, 2014, by and between 2014-3 IH Borrower L.P. (the “Borrower”), a Delaware limited partnership and a wholly-owned subsidiary of the Company, and German American Capital Corporation (as amended, the “Loan Agreement”) the Borrower voluntarily prepaid approximately $510 million of borrowings outstanding under the Loan Agreement. This voluntary prepayment reduced the Borrower’s outstanding obligation under the Loan Agreement to approximately $251 million. The prepayment was made with proceeds received from the Company’s securitization transaction involving certificates guaranteed by Fannie Mae and a related loan agreement by and between 2017-1 IH Borrower L.P., a subsidiary of the Company, and Wells Fargo Bank, National Association, providing for a ten-year, fixed rate loan with a total principal balance of $999,999,713. A copy of the press release announcing the prepayment is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description_________________________________________________________________________________________

99.1	Press Release of Invitation Homes Inc. dated May 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
Date: May 10, 2017

EXHIBIT INDEX

Exhibit No. Description_________________________________________________________________________________________

99.1	Press Release of Invitation Homes Inc. dated May 10, 2017.